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Exhibit 99.5

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO REGULATION 240.24B-2B OF THE SECURITIES EXCHANGE ACT OF 1934. [*] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST AND IS FILED SEPARATELY WITH THE COMMISSSION.


                               SERVICE AGREEMENT

This Service Agreement (the "Agreement") is made and entered into as of this _23_ day of November 1998 ("Effective Date"), by and between Ribozyme
            --------
Pharmaceuticals Incorporated, a Delaware corporation with offices located at 2950 Wilderness Place, Boulder, CO 80301 (hereinafter "RPI") and ATUGEN Biotechnology GmbH organized under the laws of Germany, and having its principal office in Berlin, Germany (hereinafter ATUGEN) (together, the "Parties").

WHEREAS, RPI is engaged in research, development and commercialization of certain patented and/or proprietary nucleic acid technologies for therapeutic, agricultural, animal health, diagnostic and functional genomics applications (the " RPI Technology");

WHEREAS, ATUGEN is interested in conducting research, development and commercialization activities in the field of Target Validation and Discovery
(TVD), as more fully described in the Business Plan of July 30, 1998, and amendments thereof and a certain Participation Agreement which is incorporated by reference herein; and

WHEREAS, ATUGEN desires to obtain from RPI, and RPI is willing to provide, certain advice, consultation and other services in the field of Target Validation and Discovery.

NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the Parties hereto agree as follows:


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Section 1

                                  DEFINITIONS


1.1.  "Business Development Team" shall mean RPI employees currently working in
      ---------------------------
      the business development group of RPI which currently includes four professionals and two support staff.

1.2.  "COGS" means RPI's fully-burdened  costs of supplying Nucleic Acid
       ----
      Molecules (including costs of raw materials, direct labor, quality control testing, labeling, packaging and shipping costs) calculated in accordance with RPI's accounting methods consistently applied in compliance with U.S. generally accepted accounting principles (GAAP).

1.3.  "Collaborator" shall mean any entity or person engaged in an active
       ------------
      research and development collaboration with ATUGEN in its Target Validation and Discovery program.

1.4.  "Confidential Information" shall mean confidential and proprietary
       ------------------------
      information of ATUGEN or RPI, including without limitation scientific data, technical reports and business information, disclosed to the other Party, provided that such information is in writing and marked "CONFIDENTIAL" or with a similar legend, or is disclosed orally and is reduced to writing and marked "CONFIDENTIAL" or with a similar legend within 30 days after such disclosure.

1.5.  "Delivery Reagents" shall mean RPI reagents useful for the delivery of
       -----------------
      Nucleic Acid Molecules to cells that are covered under RPI Technology.

1.6.  "Existing Licensee" shall mean third parties with whom RPI has already
       -----------------
      granted certain licenses under RPI Technology in the Field and are listed in the enclosed Appendix A.

1.7.  "Expressed Ribozyme" shall mean a DNA or RNA vector encoding a Ribozyme
       ------------------
      and intended to be used to express such Ribozyme in cells.

1.8.  "Field" shall mean any and all applications of Nucleic Acid Molecules, in
       -----
      the field of human therapeutic Target Validation and Discovery, transgenic animal technology, Chip Technology and associated bioinformatics. Such Field will include functional genomics or gene function identification in human systems, in which the function of a gene is determined by using the Nucleic Acid Molecule. The Field shall also include use of the Nucleic Acid Molecules to validate a human therapeutic target.

1.9.  "License Agreements" shall mean the License Agreement between RPI and
       ------------------
      ATUGEN dated November 23, 1998; a Manufacturing and Supply Agreement and Sublicense


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       Agreement and any amendments thereof, all of which are incorporated by reference herein.

1.10.  "Lipid Market Price" shall mean the average arms-length retail selling
        ------------------
       cost of the two market leading reagents for cell-based transfection. These two market leading reagents shall be identified based on mutual agreement of the Parties.

1.11.  "Nucleic Acid Molecules" shall mean Expressed Ribozymes or Synthetic
        ----------------------
       Ribozymes, GeneBloc reagents or nucleic acid probes. The term Nucleic Acid Molecules, as used herein, shall not include (i) nucleic acid molecules used for cloning, sequencing or amplification purposes, or
       (ii) protein-encoding or peptide-encoding genes.

1.12.  Nucleic Acid Product" means any substance that (i) is or is intended to
       --------------------
       be developed and sold commercially, and (ii) contains a non-protein or non-peptide encoding oligonucleotide, including but not limited to, a Nucleic Acid Molecule.

1.13.  "Oligonucleotide Market Price" shall mean the price determined by mutual
        ----------------------------
       agreement of the parties as the fair market price for an oligonucleotide by reference to a Nucleic Acid Molecule available from third party price lists comprising greater than fifty percent (50%) 2'-O-alkyl nucleotide modification, an appropriate 5'- and/or 3'-cap modification and a length equivalent to the Nucleic Acid Molecule to be supplied.

1.14 "Participation Agreement" shall mean the participation agreement of August 24, 1998, and all amendments thereof, executed by ATUGEN and founders of ATUGEN, including RPI.

1.15   "Prospective Licensee" shall mean third parties with whom RPI is
        --------------------
       currently discussing the licensing of certain RPI Technology in the Field and are listed in the enclosed Appendix B.

1.16.  "Ribozyme" shall mean a Nucleic Acid Molecule able to cause catalytic
        --------
       cleavage of itself or another molecule independent of protein.

1.17.  "RPI Field" shall mean any and all applications of Nucleic Acid
        ---------
       Molecules, including but not limited to, as a human or animal therapeutic or diagnostic product or an agricultural product but excluding any application of Nucleic Acid Molecules in the field of Target Validation and Discovery (TVD).

1.18.  "Synthetic Ribozyme" shall mean chemically synthesized Ribozymes.
        ------------------


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1.19.  "Target" means a gene or partial sequence thereof, and those elements
        ------
       necessary for its expression or regulation, or its transcription, translation, or replication product or intermediates or portions thereof.

1.20.  "Target Validation and Discovery (TVD)" means a research program in which
        -------------------------------------
       a nucleic acid molecule, including Nucleic Acid Molecules, is used to determine the utility of a gene or gene product, as a therapeutic or a therapeutic target, and/or for the discovery of genes or gene products as potential therapeutics or therapeutic targets or as tools for the identification of potential therapeutics or therapeutic targets. Such a program is usually performed on behalf of a third party Collaborator, but may be performed solely for ATUGEN's benefit or may consist of technology rights which are licensed or sold to third parties for use in their own non-Nucleic Acid-Molecule-based product development programs outside the RPI Field.


Section 2
                       SCOPE OF RPI ACTIVITIES FOR ATUGEN

2.1  Activities. RPI will use reasonable best efforts to provide ATUGEN with all
     ----------
     the advice, consulting and other services in the Field reasonably requested by ATUGEN, ("RPI Activities"). The RPI Activities shall include, but shall not be limited to, the following:

2.1.1. RPI shall transfer it's Target Validation and Discovery (TVD) business to ATUGEN, subject to RPI's right to use the TVD program to the extent that the License Agreements so allows
2.1.2. RPI shall transfer to ATUGEN RPI technology relating to the use of Nucleic Acid Molecules in the Field.
2.1.3. RPI will supply to ATUGEN Nucleic Acid Molecules for use in the Field under the provisions of the License Agreements.
2.1.4. RPI will supply to ATUGEN its Delivery Reagents for use in delivering the Nucleic Acid Molecules to a range of cell types in the Field under the provisions of the License Agreements.
2.1.5. RPI shall provide financial support to ATUGEN in the amount of two million U.S. dollars (US $2 million) under the terms of the Participation Agreement, at the Closing of the Participation Agreement.

2.1.6. RPI shall provide the following Scientific Consulting and Management Support to ATUGEN:

2.1.6.1. RPI's Business Development Team will devote up to fifty percent (50%) of it's time, during the first twelve (12) months from September 1, 1998, to provide Business Development support to ATUGEN under the terms of this Agreement. ATUGEN may opt to extend this term of support for an

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          additional three-(3) months by requesting RPI for such an extension in writing prior to the expiration of the nine month period.

2.1.6.2. RPI's Dr. Ralph E. Christoffersen (President and CEO) and Mr. Larry Bullock (CFO) will spend up to twenty five percent (25%) of their time, during the first nine (9) months from September 1, 1998, to provide management support to ATUGEN under the terms of this Agreement. Such Management support will include hiring senior and other personnel and facilitating a smooth transition and technology transfer to ATUGEN. Dr. Christoffersen and Mr. Bullock will make all reasonable efforts, including possibly spending more time (greater than 25%) to meet the management needs of ATUGEN during this nine (9) month period or for a longer period of time if necessary as mutually agreed to by the Parties. Neither Dr. Christoffersen nor Mr. Bullock will be deemed an ATUGEN employee.

2.1.6.3. RPI's Dr. Nassim Usman (Vice President of Research) will spend up to twenty five percent (25%) of his time, during the first nine (9) months from September 1, 1998, to provide Research and Development management support including a smooth transition and technology transfer, under the terms of this Agreement. Such Management support will also include hiring senior and other personnel necessary for ATUGEN. ATUGEN may opt to extend this term of support for an additional three-(3) months by requesting RPI for such an extension in writing prior to the expiration of the nine month period. Dr. Usman at no time will be deemed an ATUGEN employee.

2.1.6.4. RPI's Dr. James Thompson (Associate Director of Functional Genomics) will become an ATUGEN employee upon commencement of ATUGEN's operations. Dr. Thompson will remain in the Boulder, Colorado facility and will not relocate to Berlin. The details of Dr. Thompson's employment with ATUGEN will be governed under a separate Employment Contract with ATUGEN.

2.1.6.5. RPI and its personnel will make all reasonable efforts to facilitate the transfer of necessary technology and provide necessary services to ATUGEN as provided herein.

2.1.6.6. For purposes of clarification, ATUGEN and RPI shall based on mutual agreement determine the timing of the services to be provided by the foregoing personnel, including the time, place and amount of services to be rendered, up to the limits prescribed herein.

2.1.7.  Existing Licensee Transfer.
        ---------------------------

        RPI will transfer its contract with the Existing Licensees (see Appendix
        A) to ATUGEN under the following terms, provided such transfer is legally possible and the Existing Licensees agree to such a transfer. RPI agrees to use its best efforts to obtain such approvals. One or more representatives from ATUGEN, Berlin offices may have an opportunity to assist RPI in its efforts to obtain the approvals from Existing Licensees.




2.1.7.1. Beginning on the Effective Date of this Agreement and for a period of five years thereafter, RPI shall receive all milestone payments, success


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          fees, and royalties provided under the contracts with each of the
          Existing Licensees. ATUGEN will receive all research and development payments under these contracts, provided ATUGEN will hire certain RPI employees in Boulder, Colorado (the minimum number of such employees to be based on contractual requirements in the agreements between RPI and the Existing Licensees who have transferred to ATUGEN), and provide necessary resources required for performance under the agreements with the Existing Licensees. Such RPI employees hired by ATUGEN under this section 2.1.7.1 will remain in Boulder, Colorado facility and not relocate to Berlin, Germany.

2.1.7.2. After the fifth anniversary of the Effective Date of this Agreement, RPI shall receive all milestone payments, success fees and royalty payments relating to the development and commercialization of Nucleic Acid Products provided under the contracts with each of the Existing Licensees. ATUGEN will receive all other payments under these contracts.

2.1.8.    Prospective Licensee.  For the contracts with the Prospective
          ---------------------
          Licensees listed in Appendix B that are formalized by August 30, 1999, or a later date designated based on mutual agreement of the Parties, ATUGEN will pay to RPI a [*] of the total transaction value received by ATUGEN from each such Prospective Licensee. To avoid double payment, the success fee, under this Section 2.1.8, will not be paid to RPI on any amounts for which RPI shall be directly reimbursed under this Agreement or the supply provisions of the License Agreement.

2.1.9. The scope of activities to be performed by RPI for ATUGEN is strictly limited to the above-mentioned services in this section unless otherwise mutually agreed. Under no circumstances will RPI be entitled to enter into business activities, such as negotiating contracts for ATUGEN with third parties, for or on behalf of ATUGEN beyond the auxiliary functions after the Effective Date of this contract. Notwithstanding the foregoing, RPI will provide the services provided under Sections 2.1.6.1-2.1.6.3 above, on behalf of and for ATUGEN.

Section 3

                  REMUNERATION FOR RPI AND RELATED PROVISIONS

3.1.  Calculation of Fees.  ATUGEN shall make payments to RPI according to the
      -------------------
      following provisions:


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3.1.1.  For  the services described under Sections 2.1.6.1, 2.1.6.2 and 2.1.6.3 above, ATUGEN will pay to RPI an amount equal [*] the actual salary of each RPI executive (as set out in the financial statements of RPI filed with the Securities and Exchange Commission (SEC)) performing services thereunder, prorated to reflect time actually spent performing services for ATUGEN during any given billing period. This payment, which takes into account and fully compensates RPI for the additional costs (like bonus, secretarial support, insurance etc.) incurred by RPI in connection with the rendering of these services, shall be the only fee to which RPI shall be entitled in connection with Sections 2.1.6.1,
        2.1.6.2 and 2.1.6.3.

3.1.2. For the services described under Section 2.1.6.5 above, ATUGEN will pay to RPI an amount equal to the billing rate of fully burdened cost per full-time equivalent per year for each RPI employee, prorated to reflect time actually spent performing services for ATUGEN during any given billing period. This payment, which takes into account and fully compensates RPI for the additional costs (like bonus, secretarial support, insurance etc.,) incurred by RPI in connection with the rendering of these services, shall be the only fee to which RPI is entitled in connection with Section 2.1.6.5.

3.1.3. RPI shall not be entitled to any payments for services rendered pursuant to Sections 2.1.3 and 2.1.4 other than those fees to which it is entitled pursuant to the License Agreements.

3.1.4. For the services set forth in Sections 2.1.1, 2.1.2 and 2.1.6.4 or otherwise requested by ATUGEN, ATUGEN shall reimburse RPI for its Costs and Other Expenses (as defined in Section 3.2 below) incurred in the performance of its obligations under those sections.

3.2.  Costs. Under this Agreement Costs shall mean all costs incurred by RPI
      -----
      directly or indirectly in connection with the above-mentioned services (i.e. rent, wages, travel expenses and the like), [*] plus any applicable Value Added Tax (VAT), such [*] being intended to cover general administrative expenses incurred in connections with such costs). Costs shall not include out-of-pocket expenses, such as payments to advertising agencies, promotion agencies and the like ("Other Expenses"). These Other Expenses will be reimbursed by ATUGEN to RPIbut shall shall not be subject to an additional[*].

3.3.  Records. RPI shall record all costs actually incurred on the basis of
      -------
      completed costs using a recognized cost accounting method. All costs shall be allocated to either RPI or ATUGEN, in accordance with such recognized cost accounting method, based on the allocation key that is most commensurate with the underlying activity. RPI shall document all procedural instructions for the recording, determination and allocation of costs. Such records shall be kept at RPI's principal place of business and shall be retained


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     by RPI for three (3) years following the end of the calendar year to which such books and records pertain.

3.4  Audit Rights. ATUGEN shall be entitled to retain, at its own expense, an
     ------------
     independent accounting firm to conduct one (1) audit per calendar year of RPI's books and records of account regarding invoices for services provided by RPI under this Agreement, for the sole purpose of verifying the accuracy of invoices and RPI's compliance with the terms and conditions of this Agreement. Such audit shall be conducted during RPI's normal business hours and after at least ten (10) days written notice to RPI requesting the audit.

3.5  Annual Estimates.  Prior to the beginning of each fiscal year, RPI and
     ----------------
     ATUGEN shall collaborate to establish an annual non-binding estimation of the amount of services RPI will perform under this Agreement during such fiscal year. The budget for 1999 shall be agreed upon within sixty (60) days from the Effective Date of this Agreement.

3.6  Billing Cycle.  RPI shall provide to ATUGEN invoices for services no more
     -------------
     than once per month and no less than twice per year. Each such invoice shall be due and payable thirty (30) days following its receipt by ATUGEN.

Section 4
                                CONFIDENTIALITY

4.1 Any Party receiving any Confidential Information from the other Party in connection with the execution, delivery and performance of this Agreement shall keep, and shall cause its affiliates, officers, employees, technicians, advisors and consultants and other agents to keep, all such Confidential Information in confidence and shall not disclose such Confidential Information to third parties, except in connection with a license, sublicense or sale permitted hereunder requiring such disclosure and containing appropriate confidentially provisions.

4.2 The obligations of confidentiality and nonuse set forth in this Agreement shall not apply to any portion of the Confidential Information which:

      (a) is or becomes public or available to the general public otherwise than through the act or default of the receiving Party or its affiliates or their employees, advisors or consultants; or
      (b) is obtained by the receiving Party from a third party without a duty of confidentiality who is lawfully in possession of such Confidential Information and is not subject to an obligation of confidentiality owed to the other Party or others; or


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      (c)  is known, as shown by competent evidence,  by the receiving Party or any of its affiliates prior to disclosure under this Agreement and was not obtained or derived directly or indirectly from the other Party; or
      (d) is disclosed by the receiving Party or its affiliates pursuant to a requirement of law, provided that such Party has complied with the provisions set forth in paragraph 4.3.

4.3. If the receiving Party or any of its Affiliates becomes legally required to disclose any Confidential Information, the receiving Party shall give the other Party to this Agreement prompt notice of such fact so that such Party may obtain a protective order or other appropriate remedy concerning any such disclosure and/or waive compliance with the non-disclosure provisions of this Agreement. The receiving Party and its Affiliates will fully cooperate with the other Party to this Agreement in connection with such Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure or the other Party to this Agreement waives such compliance, the receiving Party and its affiliates will make such disclosure only to the extent that such disclosure is legally required and will use its best efforts to have confidential treatment accorded to the disclosed Confidential Information. Notwithstanding the foregoing provisions, ATUGEN will be free to disclose the terms of this Agreement to a third party, including ATUGEN's Collaborators and potential investors, under confidentiality with such third parties.


4.4   Term.  The obligations of ATUGEN and RPI under this Section 4 shall
      ----
      continue for a period of five (5) years after the expiration of this Agreement.

4.5   Return of Materials.  Upon expiration or termination of this Agreement,
      -------------------
      each Party shall return all copies of Confidential Information disclosed to such Party, and all other materials provided to such Party under this Agreement; provided that one copy of such Confidential Information and such materials may be retained for archival or legal purposes only.

Section 5
                         LIABILITY AND INDEMNIFICATION

5.1. ATUGEN agrees to indemnify, hold harmless and defend RPI, its officers, employees, and agents, against any and all claims, suits, losses, damages, costs, fees, and expenses asserted by third parties, both government and non-government, resulting from or arising out of the exercise of this Agreement. ATUGEN shall not be responsible for the negligence or intentional wrong-doing of RPI and RPI shall indemnify and hold harmless ATUGEN and its agents for such actions if necessary.


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5.2.  ATUGEN shall maintain in force at its sole cost and expense, with reputable insurance companies, general liability insurance and products liability insurance coverage in an amount reasonably sufficient to protect against liability under paragraph 5.1 above. RPI shall have the right to ascertain from time to time that such coverage exists, such right to be exercised in a reasonable manner.

5.3.  Force Majeure.  The Parties will not be liable for any failure to perform
      -------------
      as required by this Agreement, to the extent such failure to perform is caused by any reason beyond the control of either Party, or by reason of any of the following: labor disturbances or disputes of any kind, accidents, governmental policy, civil disorders, acts of aggression, acts of God, energy or other conservation measures, failure of utilities, mechanical breakdowns, material shortages, disease or similar occurrences.

Section 6
                         REPRESENTATIONS AND WARRANTIES

6.1. Representations of RPI. RPI represents that RPI has the legal right,
     ----------------------
     authority and power to enter into this Agreement and meet the obligations set forth herein. RPI further represents that it has not previously granted other than to Existing Licensees, and will not grant to any third party during the term of this agreement, any rights under the RPI Technology that are inconsistent with the rights granted to ATUGEN herein in the Field. RPI further declares that it has experience in providing the services described under Section 2 of this Agreement and will use reasonable diligence in providing these services.

6.2  Representations of ATUGEN.  ATUGEN represents and warrants that ATUGEN has
     -------------------------
     the legal right, authority and power to enter into this Agreement and meet the obligations set forth herein.

6.3 NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY RPI OF THE VALIDITY OF ANY OF THE PATENTS OR THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF ANY INVENTION. RPI
                                                              ---------
     SHALL HAVE NO OBLIGATION, EXPRESS OR IMPLIED, TO SUPERVISE, MONITOR, REVIEW OR OTHERWISE ASSUME RESPONSIBILITY FOR THE PRODUCTION, MANUFACTURE, TESTING, MARKETING OR SALE OF ANY LICENSED PRODUCT, AND RPI SHALL HAVE NO LIABILITY WHATSOEVER TO ATUGEN OR ANY THIRD PARTIES FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED UPON ATUGEN OR ANY OTHER PERSON OR ENTITY, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM:

          a.   the production, use, or sale of any RPI Technology;

          b.   the use of any aspect of inventions; or



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          c.   any advertising or other promotional activities with respect to any of the foregoing.

Section 7
                              TERM AND TERMINATION

7.1.  Term. The Term of this Agreement shall commence on the Effective Date and
      ----
      continue until terminated as provided in this Section.

7.2.  Termination for Cause.  Either Party shall have the right to terminate
      ---------------------
      this Agreement following any material breach or default in performance under this Agreement by the other Party upon sixty (60) days prior written notice by certified mail to the breaching Party specifying the nature of the breach or default. Unless the breaching Party has either cured or taken such steps as may be reasonably expected to cure the breach or default prior to the expiration of such sixty (60) day period, the non-breaching Party, at its sole option, may terminate this Agreement upon written notice to the breaching Party. Termination of this Agreement shall become effective upon receipt of such notice by the breaching Party.

7.3.  Rights in Law or Equity. Except as otherwise expressly provided herein,
      ------------------------
      termination by either Party pursuant to this Section 7 shall not prejudice any other remedy that a Party might have in law or equity, except that neither Party may claim compensation for lost opportunity or like consequential damages arising out of the fact of such termination.

7.4.  Termination for Insolvency.  To the extent permitted by applicable law,
      --------------------------
      either Party may terminate this Agreement immediately upon written notice without opportunity to cure if the other Party becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed with prejudice within ninety (90) days after filing.

7.5.  Termination at will:  RPI has the right to terminate this Agreement at the
      -------------------
      end of each calendar year after the completion of the first year from the Effective Date, provided it gives ATUGEN a six (6) month written notice prior to termination.

7.6.  Effect of Termination  In the event of the termination of this Agreement
      ---------------------
      neither party shall have any further obligations under this agreement except as set forth in Section 7.7.

7.7   Survival.  The following Sections of this Agreement shall survive
      --------
      expiration or termination of this Agreement: 4, 5 7.7 and 8.



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Section 8
                               GENERAL PROVISIONS

8.1.  Dispute Resolution
      ------------------

      8.1.1 Any disputes arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, shall be promptly presented to the Chief Executive Officer of RPI and the Chief Executive Officer of ATUGEN (or their designees) for resolution. If these individuals cannot promptly (within 30 days) resolve such disputes, then such dispute shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of thirty (30) days following such notice.

      8.1.2 In the event that arbitration is instituted by ATUGEN, such arbitration shall be held in Berlin, Germany. In the event that arbitration is initiated by RPI, such arbitration shall be held in Berlin, Germany. Judgment on any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party.

      8.1.3 Notwithstanding the above, in the event of a dispute concerning inventorship between RPI and ATUGEN, the Parties hereby agree that each will attempt to resolve such dispute by agreement between two U.S. patent attorneys (one chosen by each Party) according to U.S. patent laws. If those two attorneys fail within 30 days to reach a resolution, then the Parties agree to reach a binding agreement by negotiation between those two attorneys and a third patent attorney chosen by those two attorneys. The three attorneys will reach a binding agreement with regard to the dispute by a majority vote of the three attorneys. Such dispute will be resolved in this manner within 60 days from the date of the initial dispute.

8.2   No Use of Name.  Neither Party shall use the name of the other in any form
      --------------
      of advertising publicity or otherwise, any trade-name, personal name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other party; or public promotion without the prior written approval of the other, or


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      represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party.

8.3   Governing Law.  This Agreement shall be governed by, construed, and
      -------------
      interpreted in accordance with the laws of Germany, including but not limited to, export control regulations regarding commodities and technical data/information. Parties specifically agree not to export or re-export any commodities and/or data/information in violation of any applicable U.S.A. or German laws and/or regulations.

8.4   Assignment.  This Agreement may not be assigned or transferred by any of
      ----------
      the Parties hereto without the prior written consent of the other Parties which will not be unreasonably withheld; provided, however, that ATUGEN may assign or transfer ATUGEN's rights and obligations under this Agreement to an affiliate of ATUGEN or a successor to all or substantially all of its assets or business relating to this Agreement, whether by sale, merger, securities sale, operation of law or otherwise upon written notice to RPI.

8.5   Entire Agreement.  This Agreement constitutes the entire and only
      ----------------
      agreement between the Parties relating to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are superseded hereby.

8.6   Further Assurances.  At any time or from time to time on and after the
      ------------------
      Effective Date, RPI and ATUGEN shall at the request of the other (a) deliver to the other such records, data or other documents consistent with the provisions of this Agreement, (b) execute, and deliver or cause to be delivered, all such assignments, consents, documents or further instruments of transfer or license, and (c) take or cause to be taken all such other actions, as may reasonably deem necessary or desirable in order to obtain the full benefits of this Agreement and the transactions contemplated hereby.

8.7   Notices.  Any notice or other communication required or permitted under
      -------
      this Agreement shall be in writing and will be deemed given as of the date such notice is (a) hand delivered, or (b) mailed, postage prepaid, first class, certified mail, return receipt requested, or (c) sent, shipping prepaid, receipt requested by national courier service, to the Party at the address listed below or at such other addresses as may be given from time to time in accordance with the terms of this notice provision.


      If to ATUGEN:    ATUGEN Biotechnology GmbH.
                       Robert-Rossle-Strasse 10
                       13125 Berlin
                       Germany
                       Attention:  Managing Director



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


    If to RPI:         Ribozyme Pharmaceuticals Inc.
                       2950 Wilderness Place
                       Boulder, CO 80301
                       Attention: President & CEO

8.8. Amendments or Modifications. No amendment or modification to this Agreement
     ---------------------------
     shall be effective unless assented to in writing by the Parties hereto. In additon the parties will discuss in good faith any amendments requested by the appropriate German government agency.

8.9  Waiver. The failure of a party in any instance to insist upon the strict
     ------
     performance of the terms of this Agreement will not be construed to be a waiver or relinquishment of any of the terms of this Agreement, either at the time of the party's failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.

8.10 Headings. The headings of the several sections of this Agreement are
     --------
     intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

8.11 Severability Should any of the provisions of this Agreement prove to be
     -------------
     invalid or should this agreement contain omissions, the efficacy of the remaining provisions shall not be disturbed. In lieu of the invalid provision, the valid provision which comes closest to fulfilling the intended economic purpose of the invalid provision shall be deemed agreed upon. In the case of omissions, the provision which represents the meaning and intention of this agreement and would have been agreed to if the parties had been aware of it shall be deemed agreed upon.

8.12 Publication. Each Party shall use its best efforts to provide a copy of any
     -----------
     publication under this Agreement forty-five (45) days in advance of such submission for approval by the other party.

8.13 Counterparts. This Agreement may be executed in counterparts, each of
     ------------
     which shall be deemed an original, but all of which together shall constitute one and the same English version is binding.

8.14 Language. An English and a German version of this Agreement exist. Only the
     --------
     English version is binding, and the German version shall not be used for any legal purpose, interpretive or otherwise.


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

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

ATUGEN BIOTECHNOLOGY GmbH

By:     /s/ Ralph E. Christoffersen
       -----------------------------

Name:  RALPH E. CHRISTOFFERSEN
       -----------------------------
Title: CEO/GESCHAFTSFUHRER
       --------------------
Date:  11/23/98
       --------

RIBOZYME  PHARMACEUTICALS  INC.

By:     /s/ Larry Bullock
       -----------------------------

Name:  LARRY BULLOCK
       -----------------------------
Title: CFO
       ---
Date:  11/23/98
       --------

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

                                   Appendix A

--------------------------------------------------------------------
               Listing of Existing Licensees         Effective Date
--------------------------------------------------------------------
1.               Schering AG, Germany                   4/9/97
--------------------------------------------------------------------
2.                Roche Bioscience                     5/19/98
--------------------------------------------------------------------
3.                    Chiron                           5/13/96
--------------------------------------------------------------------
4.                Glaxo-Wellcome                       7/16/98
--------------------------------------------------------------------
5.                  Parke-Davis                         3/2/98
--------------------------------------------------------------------


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

                  Appendix B

---------------------------------------------------------
            Prospective Licensees
---------------------------------------------------------
1.           Abbott Laboratories
---------------------------------------------------------
2.             Schering-Plough
---------------------------------------------------------
3.                Metabolex
---------------------------------------------------------
4.                 Immunex
---------------------------------------------------------
5.                  Merck
---------------------------------------------------------
6.                E. Merck
---------------------------------------------------------
7.                Grunenthal
---------------------------------------------------------
8.           Rhone-Poulenc-Rorer
---------------------------------------------------------
9.           Alcon Laboratories
---------------------------------------------------------
10.        Glaxo-Wellcome expansion
---------------------------------------------------------
11.                 Amgen
---------------------------------------------------------
12.             Astra-Charnwood
---------------------------------------------------------
13.            Smith-Kline Beecham
---------------------------------------------------------
14.                  Onyx
---------------------------------------------------------
15.   Schering AG Expansion of TVD collaboration
---------------------------------------------------------
16.          Signal Pharmaceuticals
---------------------------------------------------------
17.     Parke-Davis Pharmaceuticals expansion
---------------------------------------------------------
18.             Chiron expansion
---------------------------------------------------------


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